UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2016

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas (Address of principal executive offices)	75067 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2016, Graham B. Cherrington’s employment as President and Chief Operating Officer of Adeptus Health Inc. (the “Company”) terminated.  The Company expects to enter into a separation and release agreement with Mr. Cherrington that will provide for severance payments pursuant to his previously filed employment agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Timothy M. Mueller
Name:	Timothy M. Mueller
Title:	Senior Vice President and General Counsel

December 8, 2016

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